EXHIBIT 10.1
FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED
UNSECURED REVOLVING CREDIT AGREEMENT
          This First Amendment to Fifth Amended and Restated Unsecured Revolving Credit Agreement (this “Amendment”) is made as of this 18th day of August, 2008 by and among FIRST INDUSTRIAL, L.P., a Delaware limited partnership (“Borrower”), FIRST INDUSTRIAL REALTY TRUST, INC., a Maryland corporation (“Guarantor”), JPMorgan Chase Bank, N.A., as a lender and as “Administrative Agent,” and the Lenders identified on the signature pages to this Amendment.
RECITALS
          A. Borrower, General Partner, Administrative Agent, and the Lenders are parties to a Fifth Amendment and Restated Unsecured Credit Agreement dated as of September 28, 2007 (the “Credit Agreement”). All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
          B. Pursuant to the terms of the Credit Agreement, the Lenders made available a credit facility in the initial amount of $500,000,000, subject to increase to a maximum amount of $700,000,000. The aggregate amount of Domestic Revolving Commitments is currently $400,000,000 and the aggregate amount of Global Revolving Commitments is currently $100,000,000.
          C. Borrower has requested a change to the Credit Agreement in order to reallocate a portion of the Domestic Revolving Commitments to be Global Revolving Commitments.
          NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENTS
     1. The foregoing recitals to this Amendment are incorporated into and made a part of this Amendment.
     2. Effective as of the Effective Date (as defined in Section 3 below), the Domestic Revolving Commitments and Global Revolving Commitments shall be revised to be the amounts set forth in Exhibit A to this Amendment. Exhibit A to the Credit Agreement is hereby replaced by Exhibit A to this Amendment. As of the date hereof, the aggregate amount of Domestic Revolving Commitments is $339,000,000 and the aggregate amount of Global Revolving Commitments is $161,000,000. The Lenders further agree that there can be further changes to the allocation of the Commitments between the Domestic Revolving Commitments and Global Revolving Commitments without requiring an amendment signed by the Required Lenders so long as the Amendment regarding such reallocation does not change the Aggregate Commitment and is executed by Borrower, Administrative Agent, and each Lender whose Domestic Revolving Commitment or Global Revolving Commitment is changing.
     3. The “Effective Date” shall be the date on which all the following conditions shall have been fulfilled:
(a)	No Event of Default or Potential Default then exists.

(b)	This Amendment shall have been executed by Borrower, Administrative Agent, the Required Lenders, and each of the Lenders whose Domestic Commitment or Revolving Commitment is changing.

(c)	The representations and warranties set forth in Paragraph 4 shall be true and correct as of such date.

(d)	Borrower shall have paid to Administrative Agent for the account of the Lenders all fees due to Lenders in connection with this Amendment.
          If the Effective Date has not occurred by August 31, 2008, either Borrower or Administrative Agent may elect to terminate this Amendment which thereupon shall have no further force or effect and the Credit Agreement shall continue as if this Amendment had not been executed.
     4. Borrower hereby represents and warrants that:
(a)	no Event of Default or Default exists under the Loan Documents;

(b)	the Loan Documents are in full force and effect and Borrower has no defenses or offsets to, or claims or counterclaims relating to, its obligations under the Loan Documents;

(c)	no changes have been made to the organizational documents of the Borrower since the date of the Credit Agreement unless such changes have been previously provided to Administrative Agent;

(d)	there has been no material adverse change in the financial condition of Borrower since March 31, 2008, and

(e)	Borrower has full power and authority to execute this Amendment and no consents are required for such execution other than any consents which have already been obtained.

          Borrower agrees that all of its representations and warranties set forth in Article VI of the Credit Agreement and elsewhere in the Credit Agreement are true in all material respects (except with respect to matters which have been disclosed in writing to and approved by the Required Lenders), except that the Borrower has not updated any Schedules referred to in such Article VI and the financial statements required under Section 8.2(i) of the Credit Agreement except with respect to any change otherwise required to be disclosed which could reasonably be expected to have a Material Adverse Effect.
     5. Except as specifically modified hereby, the Credit Agreement is and remains unmodified and in full force and effect and is hereby ratified and confirmed. All references in the Loan Documents to the “Credit Agreement” or the “Revolving Credit Agreement” henceforth shall be deemed to refer to the Credit Agreement as amended by this Amendment.
     6. General Partner, in its capacity as Guarantor, hereby consents to the amendment to the Credit Agreement contained herein and reaffirms its obligations under the Guaranty delivered by it dated as of September 28, 2007.
     7. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois, but giving effect to federal laws applicable to national banks.

          IN WITNESS WHEREOF, the Borrower, the Guarantor, the Lenders and the Administrative Agent have executed this Amendment as of the date first above written.

BORROWER:	FIRST INDUSTRIAL, L.P.

	By:	FIRST INDUSTRIAL REALTY TRUST, INC.,
its General Partner

By:	/s/ Scott Musil

Title:	Scott Musil, Its CAO and Treasurer

GENERAL PARTNER:	FIRST INDUSTRIAL REALTY TRUST, INC.

	By:	/s/ Scott Musil

	Title:	Scott Musil, Its CAO and Treasurer

LENDERS:	JPMORGAN CHASE BANK, N.A., Individually and as
Administrative Agent

	By: Title:	/s/ Vanessa Chiu Vanessa Chiu, Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION,
Individually and as Syndication Agent:

By: Name:	/s/ Cynthia A. Bean Cynthia A. Bean
Title:	Vice President

REGIONS BANK, Individually and as Documentation Agent

By:	/s/ Lori Chambers

Name:	Lori Chambers
Title:	Vice President

U.S. BANK, NATIONAL ASSOCIATION, Individually and as Documentation Agent:

By:	/s/ Dennis Redpath

Name:	Dennis Redpath
Title:	Senior Vice President

COMERICA BANK, Individually and as Co-Agent:

By:	/s/ Leslie A. Vogel

Name:	Leslie A. Vogel
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, Individually and as Co-Agent:

By:	/s/ Dennis Owen Gallagher

Name:	Dennis Owen Gallagher
Title:	Senior Vice President

WELLS FARGO BANK NATIONAL ASSOCIATION, Individually and as Co-Agent:

By:	/s/ Marla S. Bergrin

Name:	Marla S. Bergrin
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ John Feeney

Name:	John Feeney
Title:	Vice President

SUNTRUST BANK

By:	/s/ Nancy Richards

Name:	Nancy Richards
Title:	Senior Vice President

THE NORTHERN TRUST COMPANY

By:	/s/ Robert W. Wiarda

Name:	Robert W. Wiarda
Title:	Vice President

CHEVY CHASE BANK, F.S.B.

By:

Name:

Title:

FIRST COMMERCIAL BANK NEW YORK AGENCY

By:	/s/ Yu-Mei Hsiao

Name:	Yu-Mei Hsiao
Title:	Assistant General Manager

EXHIBIT A
COMMITMENT AMOUNTS

		Domestic	Global
Bank	Title	Allocation	Allocation
JPMorgan Chase Bank, N.A.	Administrative Agent	$35,000,000	$35,000,000
Wachovia Bank, National Association	Syndication Agent	35,000,000	35,000,000
US Bank, N.A.	Co-Documentation Agent	30,000,000	30,000,000
PNC Bank, National Association	Co-Agent	20,000,000	20,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.		15,000,000	15,000,000
SunTrust Bank		13,500,000	13,500,000
The Northern Trust Company		12,500,000	12,500,000
Regions Bank	Co-Documentation Agent	60,000,000	0
Comerica Bank	Co-Agent	40,000,000	0
Wells Fargo Bank	Co-Agent	38,000,000	0
First Commercial Bank		20,000,000	0
Chevy Chase Bank, F.S.B.		20,000,000	0

Total		$339,000,000	$161,000,000

Exhibit A